UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

AMG Funds II

(Name of Registrant as Specified In Its Charter)

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	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

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☐	Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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600 Steamboat Road, Suite 300

Greenwich, CT 06830

203-299-3500

www.amgfunds.com

AMG Managers Short Duration Government Fund

AMG Managers Intermediate Duration Government Fund

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

https://investor.amgfunds.com/investment/short_duration_government_fund

https://investor.amgfunds.com/investment/intermediate_duration_government_fund

INFORMATION STATEMENT

This information statement is being provided to the shareholders of AMG Managers Short Duration Government Fund and AMG Managers Intermediate Duration Government Fund (each a “Fund” and collectively the “Funds”), each a series of AMG Funds II, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (the “SEC”). This exemptive order permits the Trust’s investment manager to hire unaffiliated subadvisors or materially amend subadvisory agreements with unaffiliated subadvisors with the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Funds on or about February 10, 2016.

I. Amundi Smith Breeden LLC and the New Subadvisory Agreements

On November 12, 2015, Amundi Group, the parent company of Amundi Smith Breeden LLC, the subadvisor to the Funds (“Amundi Smith Breeden” or the “Subadvisor”), completed an initial public offering (the “Transaction”). The

Transaction did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies or the services previously provided to the Funds by Amundi Smith Breeden, including each Fund’s preexisting investment management team, structure and operations.

At an in-person meeting held on September 17, 2015, the Board, including a majority of the Trustees who are not “interested persons” (within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)) of the Trust, were informed that the Transaction may be deemed a change of control of Amundi Smith Breeden, thereby constituting an assignment of the Funds’ former subadvisory agreements between AMG Funds LLC (“AMGF” or the “Manager”) and Amundi Smith Breeden dated October 1, 2013 (the “Former Subadvisory Agreements”), which would terminate each Former Subadvisory Agreement in accordance with its terms and the 1940 Act. To maintain continuity in the provision of the subadvisory services to the Funds following the Transaction, the Board, and separately a majority of the Independent Trustees, approved new subadvisory agreements between AMGF and Amundi Smith Breeden with respect to the Funds, to take effect upon the closing of the Transaction (the “New Subadvisory Agreements”). The New

Subadvisory Agreements took effect November 12, 2015.

The terms of the New Subadvisory Agreements approved by the Board are not materially different from the terms of the Former Subadvisory Agreements. The Board, and separately a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreements on June 24-25, 2015.

Under the investment management agreement between the Trust and the Manager with respect to each Fund, dated August 1, 2000, as thereafter amended (the “Management Agreement”), each Fund pays the Manager a fee equal to 0.70% per annum of the average daily net assets of the Fund. From this fee, under the terms and conditions of both the Former Subadvisory Agreements and the New Subadvisory Agreements, the Manager pays Amundi Smith Breeden 0.15% per annum of the average daily net assets in the Fund account during the quarter. The Manager paid Amundi Smith Breeden $570,607 with respect to AMG Managers Short Duration Government Fund and $284,098 with respect to AMG Managers Intermediate Duration Government Fund under each respective Former Subadvisory Agreement for the fiscal year ended December 31, 2015. Because the fees paid to the Subadvisor under the New Subadvisory Agreements are not paid by the Funds but are paid by the Manager out of the management fees the Manager receives from each Fund, there is no change in the management fee paid by each Fund as a result of the Funds being subadvised by Amundi Smith Breeden.

Pursuant to the terms of each New Subadvisory Agreement, Amundi Smith Breeden serves as the discretionary asset manager of the respective Fund, and is authorized to arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions.

Additionally, Amundi Smith Breeden is authorized to exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets of the Fund, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust.

Amundi Smith Breeden is also authorized under the New Subadvisory Agreements to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

The New Subadvisory Agreements require the Subadvisor to provide fair and equitable treatment to each Fund in the allocation of investment opportunities. The New Subadvisory Agreements have an initial term ending November 11, 2017, and then continue in effect, unless terminated as described below, for successive one year periods, so long as the continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Trustees who are not parties to such agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the continuance. The New Subadvisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).

The New Subadvisory Agreements may be terminated: (i) by the Manager at any time, without payment of a penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) with respect to the Funds, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon reasonable written notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days’ written notice to the Manager and the Trust. The New Subadvisory Agreements may be terminated at any time, without payment of a penalty, by the Trustees or by a vote of a majority of the outstanding voting securities of the Funds on not more than 60 days’ written notice to the Subadvisor.

The New Subadvisory Agreements provide that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which the New Subadvisory Agreements relate, except by reason of the Subadvisor’s willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the New Subadvisory Agreements.

The New Subadvisory Agreements are attached as Exhibit A.

II. The Trust and its Management Agreement

Each Fund is a series of the Trust. Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors to manage the investment portfolio of each Fund, reviews and monitors the performance of subadvisors, and recommends changes in the roster of subadvisors to the Trustees as appropriate. The Manager also allocates each Fund’s assets among the Fund’s subadvisors. The portion of the Fund’s assets managed by a subadvisor may be adjusted from time to time in the sole discretion of the Manager. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the subadvisors of the Funds. The Funds, therefore, pay no fees directly to the subadvisors. The Manager also provides administrative services to the Funds pursuant to the Management Agreement.

The Manager recommends subadvisors for each Fund to the Trustees of the Trust based upon the

Manager’s continuing quantitative and qualitative evaluation of the subadvisors’ skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a subadvisor, and the Manager does not expect to make frequent changes of subadvisors.

At any given time, each subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that subadvisor. Generally, a subadvisor does not provide any services to a Fund under the subadvisory agreement except portfolio investment management and related record-keeping services. A subadvisor or an affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/ markdowns, in connection with a transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s subadvisor participates. For underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Information about Amundi Smith Breeden

The following is a description of Amundi Smith Breeden, which is based solely on information provided by Amundi Smith Breeden. Amundi Smith Breeden is not affiliated with the Manager.

Amundi Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, North Carolina 27701. As of December 31, 2015, Amundi Smith Breeden managed approximately $9.79 billion in assets for, among others, corporate and public pension plans, foundations, central and supranational banks, private banks, other institutional investors, and mutual funds. Amundi Smith Breeden specializes in relative value analysis in a range of U.S. fixed income investment strategies.

Amundi Smith Breeden Directors, Officers and Control Persons

As noted above, the Transaction did not and is not expected to result in any change in the Funds’ investment objectives and investment strategies or the services that were previously being provided by Amundi Smith Breeden to the Funds. Information about the chief officers, members and direct control persons of Amundi Smith Breeden is set forth in the table below. The address of each is 280 South Magnum Street, Suite 301, Durham, North Carolina 27701.

Name	Title/Position

Patrick Pagni	Chairman of the Board of Directors

Patrice Blanc	Chief Executive Officer

Stephen A. Eason	Senior Executive Vice President, Managing Director

John B. Sprow	Executive Vice President, Chief Risk Officer, Managing Director

Daniel R. Adler	Executive Vice President, Director of the Investment Management Group, Managing Director

Daniel C. Dektar	Chief Investment Officer, Managing Director

Amy C. Arganbright	Chief Operating Officer, Managing Director

Jonathan M. Duensing	Managing Director

Jennifer P. Hollingsworth	Chief Financial Officer, Secretary, Managing Director

Aimee K. Harmelink	General Counsel, Chief Compliance Officer, Assistant Secretary, Managing Director

Elke Urban	Chief Market Advisory Officer, Managing Director

Amundi USA, Inc.	Member

Chartreuse Acres, LLC	Member

Portfolio Managers

Timothy J. Cunneen, CFA, and Daniel C. Dektar jointly and primarily serve as the portfolio managers responsible for the day-to-day operations of AMG Managers Short Duration Government Fund. Mr. Cunneen is the lead portfolio manager for AMG Managers Short Duration Government Fund. Mr. Cunneen has been a Senior Portfolio Manager and Managing Director (formerly Principal) for Amundi Smith Breeden for at least the past five years, Senior Mortgage Strategist since January 2009, and has been with Amundi Smith Breeden since 1998. Mr. Dektar is a portfolio manager for AMG Managers Short Duration Government Fund and supports Mr. Cunneen in the day-to-day activities of AMG Managers Short Duration Government Fund. Mr. Dektar has been the Chief Investment Officer and a Managing Director (formerly Principal) of Amundi Smith Breeden for at least the past five years, Co-

Head of the Investment Management Group since January 2009, and has been with Amundi Smith Breeden since 1986.

Daniel R. Adler and Mr. Dektar jointly and primarily serve as the portfolio managers responsible for the day-to-day operations of AMG Managers Intermediate Duration Government Fund. Mr. Adler is the lead portfolio manager for AMG Managers Intermediate Duration Government Fund. Mr. Adler has been a Senior Portfolio Manager for Amundi Smith Breeden for at least the past five years, is the Director of the Investment Management Group, has been an Executive Vice President of Amundi Smith Breeden since 2009 and has been with Amundi Smith Breeden since 1993. Mr. Dektar is a portfolio manager for AMG Managers Intermediate Duration Government Fund and supports Mr. Adler in the day-to-day activities of the Fund.

Other Information

Amundi Smith Breeden currently acts as an investment advisor or subadvisor with respect to the following other investment companies registered under the 1940 Act with a similar investment objective to that of the Funds.

Name of Fund	Investment Objective/ Investment Style	Size of Fund	Fee	Fee Waivers and Reimbursements

N/A	N/A	N/A	N/A	N/A

III. Board of Trustees’ Recommendation

At an in-person meeting held on September 17, 2015, the Board, and separately a majority of the Independent Trustees, approved the New Subadvisory Agreements between the Manager and Amundi Smith Breeden relating to AMG Managers Short Duration Government Fund and AMG Managers Intermediate Duration Government Fund. The New Subadvisory Agreements were presented for approval because the Former Subadvisory Agreements between the Manager and Amundi Smith Breeden relating to the Funds were expected to terminate in connection with an initial public offering of Amundi Group, Amundi Smith Breeden’s parent company, that was expected to occur before the end of 2015.

The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of each New Subadvisory Agreement. In considering the New Subadvisory Agreements, the Trustees considered the information relating to the Funds and Amundi Smith Breeden provided to them in connection with their September 17, 2015 meeting, and also considered generally the information relating to the Funds and Amundi Smith Breeden provided to them in connection with their meeting on June 24-25, 2015, which was the meeting in which the Trustees considered and approved the renewal of the Former Subadvisory Agreements for an additional one year period. In connection with the June 24-25, 2015 meeting, the information provided to the Trustees relating to each Fund included comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to Amundi Smith Breeden, comparative performance information for an appropriate peer group of managed accounts. The Trustees also considered the other information provided to them on a periodic basis throughout the year, including at their meeting on June 24-25, 2015, regarding the nature, extent and quality of services provided by Amundi Smith Breeden under the Former Subadvisory Agreements. Prior to voting, the Independent Trustees met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering, at their June 24-25, 2015 meeting, the nature, extent and quality of the services provided by Amundi Smith Breeden, the Trustees reviewed information relating to Amundi Smith Breeden’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Amundi Smith Breeden’s organizational and management structure and Amundi Smith Breeden’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Amundi Smith Breeden with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations at such meeting, the Trustees evaluated, among other things: (a) the services rendered by Amundi Smith Breeden in the past;

(b) the qualifications and experience of Amundi Smith Breeden’s personnel; and (c) Amundi Smith Breeden’s compliance program. The Trustees also considered Amundi Smith Breeden’s risk management processes. The Trustees also took into account, at their September 17, 2015 meeting, the financial condition of Amundi Smith Breeden with respect to its ability to provide the same level of services under the New Subadvisory Agreements as under the Former Subadvisory Agreements.

The Trustees, at their September 17, 2015 meeting, reviewed information relating to the Transaction, which included a presentation from representatives of Amundi Smith Breeden, and the role of current Amundi Smith Breeden personnel under each New Subadvisory Agreement following the Transaction and noted that the role of such personnel would be identical. The Trustees considered the investment philosophy, strategies and techniques that are intended to be used by Amundi Smith Breeden in managing each Fund. Among other things, the Trustees reviewed updated biographical information on portfolio management and other professional staff and information regarding Amundi Smith Breeden’s organizational and management structure. The Trustees considered specific information provided regarding the experience of the individuals at Amundi Smith Breeden with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In this regard, the Trustees observed that Amundi Smith Breeden had extensive experience managing fixed income assets. The Trustees noted that Amundi Smith Breeden has served as investment adviser or subadvisor to the Funds since the Funds commenced operations in 1992 and that the same personnel would continue to serve as portfolio managers to the Funds.

Performance. Among other information relating to AMG Managers Short Duration Government Fund’s performance, the Trustees noted, at their June 24-25, 2015 meeting, that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31,

2015 was above, below, below and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the BofA Merrill Lynch

6-Month T-Bill Index. The Trustees took into account management’s discussion of the Fund’s performance, both at their June 24-25, 2015 meeting and at their September 17, 2015 meeting. At their June 24-25, 2015 meeting, the Trustees took into account the Fund’s more recent improved performance and the fact that the Fund outperformed the Fund Benchmark for all relevant time periods. At such meeting, the Trustees also considered Amundi Smith Breeden’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to Amundi Smith Breeden’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Amundi Smith Breeden’s Investment Strategy. At their September 17, 2015 meeting, the Trustees also considered more recent performance information, and noted that the Fund’s performance was above the performance of the Fund Benchmark for the period from January 1, 2015 through June 30, 2015 and the period from April 1, 2015 to June 30, 2015.

Among other information relating to AMG Managers Intermediate Duration Government Fund’s performance, the Trustees noted, at their June 24-25, 2015 meeting, that the Fund’s performance for the 1-year, 3-year, 5-year and

10-year periods ended March 31, 2015 was above the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Citigroup Mortgage Index. The Trustees took into account management’s discussion of the Fund’s performance, both at their June 24-25, 2015 meeting and at their September 17, 2015 meeting. At their June 24-25, 2015 meeting, the Trustees took into account the fact that the Fund ranked in the top decile relative to its Peer

Group for the 1-year and 3-year periods and in the top quintile relative to its Peer Group for the 5-year and 10-year periods. At such meeting, the Trustees also considered Amundi Smith Breeden’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to Amundi Smith Breeden’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Amundi Smith Breeden’s Investment Strategy. At their September 17, 2015 meeting, the Trustees also considered more recent performance information, noting that the Fund’s performance was above the performance of the Fund Benchmark for the period from January 1, 2015 through June 30, 2015 and the period from April 1, 2015 to June 30, 2015.

Subadvisory Fees and Profitability. The Trustees noted that the Manager, and not the Fund, is responsible for paying the fees charged by Amundi Smith Breeden. In considering the reasonableness of the subadvisory fee, the Trustees relied on the ability of the Manager to negotiate the terms of each New Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Manager is not affiliated with Amundi Smith Breeden.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Amundi Smith Breeden, including, among others, the indirect benefits that Amundi Smith Breeden may receive from its relationship with a Fund, including any so-called “fallout benefits” to Amundi Smith Breeden, such as reputational value derived from Amundi Smith Breeden serving as subadvisor to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by Amundi Smith Breeden and the profitability to Amundi Smith Breeden of its relationship with a Fund were not material factors in the

Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by Amundi Smith Breeden to be a material factor in their deliberations at this time. In addition, because the subadvisory fees are paid by the Manager out of its advisory fee, the Trustees did not rely upon comparisons of the subadvisory fees with those under other investment advisory contracts. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services provided to-date by Amundi Smith Breeden, and the other considerations noted above with respect to Amundi Smith Breeden, each Fund’s subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding each New Subadvisory Agreement: (a) Amundi Smith Breeden has demonstrated that it possesses the capability and resources to perform the duties required of it under each New Subadvisory Agreement; (b) Amundi Smith Breeden’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) Amundi Smith Breeden maintains appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each New Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on September 17, 2015, the Trustees, and separately a majority of the Independent Trustees, voted to approve the New Subadvisory Agreement for each Fund.

IV. Additional Information

The Manager serves as investment manager and administrator of the Trust. The Manager is a subsidiary of Affiliated Managers Group, Inc. (“AMG”). AMG Distributors, Inc. (“AMGDI”), a

wholly owned subsidiary of the Manager, serves as distributor of each Fund. The Manager and AMGDI are located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401.

Financial Information

The Funds’ most recent annual and semi-annual reports are available upon request, without charge, by writing to AMG Funds LLC, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, by calling (800) 835-3879, or by accessing our website at www.amgfunds.com.

Shareholders Sharing the Same Address

A Fund will mail only one copy of this information statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this information statement and you are a holder of record of your shares, please call the Funds at 1-800-835-3879. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this information statement. If in the future you do not want the mailing of information statements to be combined with those of other members of your household, or if you have received multiple copies of this information statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at AMG Funds II, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, or by telephone at 1-800-835-3879, or contact your financial service firm. The Funds undertake to deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the document was delivered.

Beneficial Owners and Management Ownership

As of January 11, 2016, the following persons or entities owned of record 5% or more of the outstanding shares of the Funds:

AMG Managers Short Duration Government Fund

Name and Address	Number of Shares Owned	Percentage of Fund
Charles Schwab & Co. Inc.	23,910,355.145	58.84%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935
Merrill Lynch Pierce Fenner & Smith Inc.	4,959,110.703	12.20%
FBO Sole Benefit of Its Customers
Att: Service Team
4800 Deer Lake Drive E 3rd Floor
Jacksonville, Florida 32246-6484
National Financial Services LLC	4,306,845.155	10.60%
Exclusive Benefit of our Customers
Attn: Mutual Funds Department 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310-2010

AMG Managers Intermediate Duration Government Fund

Name and Address	Number of Shares Owned	Percentage of Fund
Charles Schwab & Co. Inc.	4,906,936.008	27.96%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935
National Financial Services LLC	3,854,378.238	21.96%
Exclusive Benefit of our Customers
Attn: Mutual Funds Department 4th Floor
499 Washington Boulevard
Jersey City, New Jersey 07310-2010
BNY Mellon as Agent for	1,948,046.534	11.10%
BNY Mellon I S Trust Co. Cust.
FBO Managers Funds Wrap Program
760 Moore Road
King of Prussia, Pennsylvania 19406-1212
UBS WM USA	1,415,126.998	8.06%
FBO Omni Account M/F
Attn Department Manager
499 Washington Boulevard 9th Floor
Jersey City, New Jersey 07310-2055
TD Ameritrade Inc.	899,006.259	5.12%
For the Exclusive Benefit of our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

As of January 11, 2016, the Trust did not know of any person who beneficially owned 5% or more of the outstanding shares of the Funds.

As of January 4, 2016, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each Fund.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of each Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

February 10, 2016

By Order of the Trustees,

/s/ Mark J. Duggan
Mark J. Duggan
Secretary

Exhibit A

SUBADVISORY AGREEMENT

Attention: Amundi Smith Breeden LLC

Re: Subadvisory Agreement

The AMG Managers Short Duration Government Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

AMG Funds LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Amundi Smith Breeden LLC (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)	Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with applicable law and the Fund’s investment objectives, policies and restrictions as stated
in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadvisor is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus. The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)	The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

As of the date of this Agreement, the Subadvisor is not a permitted third-party record-keeper under Commodity Futures Trading Commission (the “CFTC”) Rule 4.23. However, should the CFTC permit the Subadvisor to serve as a third-party record-keeper and the Manager reasonably determines that it is necessary for the Subadvisor to maintain certain books and records, the parties agree to negotiate in good faith for the Subadvisor to maintain specific books and records required by the Rules promulgated under the Commodity Exchange Act, as amended (the “CEA”). If the Subadvisor maintains such books and records, it shall keep open such books and records for inspection by the Department of Justice and the CFTC.

(c)	The Subadvisor shall provide the Trust’s Custodian and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)	In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)	The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s

Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Additional Representations and Warranties.

(a)	The Manager represents and warrants that the Fund is a “qualified eligible person” as defined in CFTC Rule 4.7 and consents to being treated as an exempt account under Rule 4.7.

(b)	The Manager represents and warrants that it is registered with the CFTC as a commodity pool operator and is a member of the National Futures Association (the “NFA”) in such capacity.

(c)	The Subadvisor represents and warrants that it is registered with the CFTC as a commodity trading advisor and is a member of the NFA in such capacity.

8. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

9. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

10. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

11. Effective Date; Term. This Agreement shall become effective on November 12, 2015 (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to this initial period of effectiveness, this Agreement shall continue in full force and effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

12. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on reasonable written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

AMG FUNDS LLC

BY:	/s/ Keitha L. Kinne
Keitha L. Kinne
Chief Operating Officer

DATE:	November 12, 2015

Accepted:

AMUNDI SMITH BREEDEN LLC

BY:	Aimee Harmelink

DATE:	September 2, 2015

Acknowledged:

AMG FUNDS II

BY:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer, Chief Financial Officer And Principal Financial Officer

DATE:	November 12, 2015

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, AMG Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.15% of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

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SUBADVISORY AGREEMENT

Attention: Amundi Smith Breeden LLC

Re: Subadvisory Agreement

The AMG Managers Intermediate Duration Government Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended (the “Act”), and subject to the rules and regulations promulgated thereunder.

AMG Funds LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Amundi Smith Breeden LLC (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a)	Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with applicable law and the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of
Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadvisor is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus. The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b)	The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

As of the date of this Agreement, the Subadvisor is not a permitted third-party record-keeper under Commodity Futures Trading Commission (the “CFTC”) Rule 4.23. However, should the CFTC permit the Subadvisor to serve as a third-party record-keeper and the Manager reasonably determines that it is necessary for the Subadvisor to maintain certain books and records, the parties agree to negotiate in good faith for the Subadvisor to maintain specific books and records required by the Rules promulgated under the Commodity Exchange Act, as amended (the “CEA”). If the Subadvisor maintains such books and records, it shall keep open such books and records for inspection by the Department of Justice and the CFTC.

(c)	The Subadvisor shall provide the Trust’s Custodian and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a)	In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b)	The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c)	The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any subadvisor, including Subadvisor, for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a)	The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b)	The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)	The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Additional Representations and Warranties.

(a)	The Manager represents and warrants that the Fund is a “qualified eligible person” as defined in CFTC Rule 4.7 and consents to being treated as an exempt account under Rule 4.7.

(b)	The Manager represents and warrants that it is registered with the CFTC as a commodity pool operator and is a member of the National Futures Association (the “NFA”) in such capacity.

(c)	The Subadvisor represents and warrants that it is registered with the CFTC as a commodity trading advisor and is a member of the NFA in such capacity.

8. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

9. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

10. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

11. Effective Date; Term. This Agreement shall become effective on November 12, 2015 (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to this initial period of effectiveness, this Agreement shall continue in full force and effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

12. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon reasonable written notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on reasonable written notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

14. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

AMG FUNDS LLC

BY:	/s/ Keitha L. Kinne
Keitha L. Kinne
Chief Operating Officer

DATE:	November 12, 2015

Accepted:

AMUNDI SMITH BREEDEN LLC

BY:	Aimee Harmelink

DATE:	September 2, 2015

Acknowledged:

AMG FUNDS II

BY:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer, Chief Financial Officer And Principal Financial Officer

DATE:	November 12, 2015

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, AMG Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.15% of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.